Long-term payroll payables - Summary of Income Statement Charge Included in Operating Profit for Post- employment Benefits (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure Of Income Statement Charge Included In Operating Profit For Post Employment Benefits [Abstract]
Current service cost	€ 2,158	€ 3,192
Interest cost on benefit obligation	188	316
Expected return on plan assets	(87)	(223)
Administrative expenses	20	17
Net benefit expense	€ 2,279	€ 3,302